CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the captions "Counsel and Independent Auditors" and "Financial Statements" and to the use of our report dated June 23, 1995 in this Registration Statement (Form N-1A No. 33-79994) of Gabelli International Growth Fund, Inc.


                                        /s/ ERNST & YOUNG LLP
                                        ----------------------------
                                            ERNST & YOUNG LLP


New York, New York
January 26, 1996